PROSPECTUS SUPPLEMENT TO
                         VAN ECK FUNDS, INC. PROSPECTUS
                                Dated May 1, 2004


U.S. GOVERNMENT MONEY FUND

From November 30, 2004 ("Liquidation Date"), the U.S. Government Money Fund will no longer be available for purchase or exchange.

However, beginning on the Liquidation Date, shares of the BNY Hamilton Money Fund Classic Shares ("Money Fund") will be available for purchase or exchange from Class A shares of any other series of the Van Eck Funds and Van Eck Funds, Inc. (the "Funds"). DST Systems, Inc., transfer agent for the Funds, will serve as shareholder servicing agent for the Money Fund and all the account options and privileges (which are described in Section III "Shareholder Information" in the Prospectus) will be available to accounts in the Money Fund established through Van Eck Securities Corporation, the Funds' distributor. For more information, please see the Money Fund Prospectus, which may be obtained by calling Van Eck Account Assistance at 1.800.544.4653, by writing to Van Eck Global, P.O. Box 418407, Kansas City, Missouri, 64121-8407, or by going to the Van Eck website at www.vaneck.com.

Effective October 25, 2004, shareholders investing, by purchase or exchange, in the U.S. Government Money Fund on or after that date will receive a Money Fund Prospectus with their purchase confirmation and will automatically have the proceeds of their account exchanged into the Money Fund on the Liquidation Date unless they redeem their U.S. Government Money Fund shares or exchange them into another Fund prior to the Liquidation Date.

Shares of the Money Fund, like those of the U.S. Government Money Fund, do not qualify for a reduction in the sales charges on purchases of Fund shares. See "Reduced Or Waived Sales Charges" on page 15.



          THIS SUPPLEMENT TO THE PROSPECTUS IS DATED OCTOBER 25, 2004.

                                                                         #531990

                                  SUPPLEMENT TO
                               VAN ECK FUNDS, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                Dated May 1, 2004


Beginning November 30, 2004, the U.S. Government Money Fund will no longer be available for purchase or exchange.

The following supplements the information found on page 22,under the heading "Purchase of Shares":

"Shares of the BNY Hamilton Money Fund Classic Shares, like those of the U.S. Government Money Fund do not qualify for a reduction in the sales charge for Group Purchases, Combined Purchases, Letter of Intent or Right of Accumulation."

           THIS SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                           IS DATED OCTOBER 25, 2004.